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                                                                   Exhibit 99.20

                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                                 SEPTEMBER 1996

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1995-10

     Pursuant to the Pooling and Servicing Agreement dated as of October 1, 1995 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company h ereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i) The amount of such distribution allocable to principal:

Class 10-A1 ...   $   14.76773316             Class 10-B1 ...    $    3.31090382
                  ---------------                                ---------------
Class 10-A2 ...   $    3.33317344             Class 10-B2 ...    $    3.31090278
                  ---------------                                ---------------
Class 10-A3 ...   $    0.00000000             Class 10-B3 ...    $    3.31089572
                  ---------------                                ---------------
Class 10-A4 ...   $    3.31089826             Class 10-B4 ...    $    3.31089595
                  ---------------                                ---------------
Class 10-A5 ...   $    9.48900067             Class 10-B5 ...    $    3.31090043
                  ---------------                                ---------------
Class 10-M ....   $    3.31089803             Class 10-R ....    $    0.00000000
                  ---------------                                ---------------

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 10-A1 ...   $    9.63424503             Class 10-B1 ...    $    0.00000000
                  ---------------                                ---------------
Class 10-A2 ...   $    2.17451178             Class 10-B2 ...    $    0.00000000
                  ---------------                                ---------------
Class 10-A3 ...   $    0.00000000             Class 10-B3 ...    $    0.00000000

                  ---------------                                ---------------
Class 10-A4 ...   $    2.15997979             Class 10-B4 ...    $    0.00000000
                  ---------------                                ---------------
Class 10-A5 ...   $    6.19048005             Class 10-B5 ...    $    0.00000000
                  ---------------                                ---------------
Class 10-M ....   $    0.00000000             Class 10-R ....    $    0.00000000
                  ---------------                                ---------------

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     iii) The amount of such distribution to the
          Certificateholders of each class, allocable to
          Interest:

Class 10-A1 ...        4.84977265             Class 10-B1 ...         5.64925840
                  ---------------                                ---------------
Class 10-A2 ...        5.61133750             Class 10-B2 ...         5.64927083
                  ---------------                                ---------------
Class 10-A3 ...        5.83333312             Class 10-B3 ...         5.64926471
                  ---------------                                ---------------
Class 10-A4 ...        5.64926087             Class 10-B4 ...         5.64924855
                  ---------------                                ---------------
Class 10-A5 ...        5.20134000             Class 10-B5 ...         5.64927803
                  ---------------                                ---------------
Class 10-M ....        5.64925840             Class 10-R ....         0.00000000
                  ---------------                                ---------------
                                              Class 10-S ....         0.49583869
                                                                 ---------------

     iv)  The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution ..................................          19,579.62
                                                                ---------------

(b) The amounts below are for the aggregate of all Certificates.

     v)   The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution
          Date .............................................   $ 102,868,614.78
                                                                ---------------

          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................                352
                                                                ---------------

     vi)  The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii)

          the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution Date:

                                           Class Certificate         Single
                                           Principal Balance Certificate Balance
                                           -----------------  ------------------

          Class 10-A1 ....................    $ 40,697,167.92            816.62
                                              ---------------   ---------------
          Class 10-A2 ....................    $ 18,405,318.95            958.61
                                              ---------------   ---------------
          Class 10-A3 ....................    $ 15,268,000.00          1,000.00
                                              ---------------   ---------------
          Class 10-A4 ....................    $ 11,099,039.33            965.13
                                              ---------------   ---------------
          Class 10-A5 ....................    $ 13,232,539.15            882.17
                                              ---------------   ---------------
          Class 10-M .....................    $  1,665,821.03            965.13
                                              ---------------   ---------------
          Class 10-B1 ....................    $    832,910.52            965.13
                                              ---------------   ---------------
          Class 10-B2 ....................    $    277,958.56            965.13
                                              ---------------   ---------------
          Class 10-B3 ....................    $    721,920.12            965.13
                                              ---------------   ---------------
          Class 10-B4 ....................    $    333,936.31            965.13
                                              ---------------   ---------------
          Class 10-B5 ....................    $    334,002.89            965.13
                                              ---------------   ---------------
          Class 10-R .....................    $          0.00              0.00
                                              ---------------   ---------------
          Class 10-S .....................    $102,868,614.78              0.00
                                              ---------------   ---------------

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     vii) The following pertains to any real estate acquired
          on behalf of Certificateholders through
          foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0
                                                                ---------------
          unpaid principal balance .........................    $             0
                                                                ---------------
          number of related mortgage loans .................                  0
                                                                ---------------

    viii) The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;


          (a)  delinquent
             (1)  30-59 days
          Number                    1      Principal Balance    $    356,447.56
                  -------------------                           ---------------
             (2)  60-89 days
          Number                    1      Principal Balance    $    518,812.41
                  -------------------                           ---------------
             (3)  90 days or more
          Number                    0      Principal Balance    $          0.00
                  -------------------                           ---------------

          (b)  in foreclosure
          Number                    0      Principal Balance    $          0.00
                  -------------------                           ---------------

     ix)  The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00
                                                                ---------------

     x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

              Class 10-S: ...............          0.659500%
                                            ---------------

          1.   Senior Percentage for such
               Distribution Date: ...........................       95.97466700%
                                                                 ---------------

          2.   Group I Senior Percentage for such
               Distribution Date: ...........................       85.25180700%
                                                                 ---------------

          3.   Group II Senior Percentage for such
               Distribution Date: ..........................        10.72286000%
                                                                 ---------------

          4.   Senior Prepayment Percentage for such
               Distribution Date: .........................        100.00000000%
                                                                 ---------------

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          5.   Group I Senior Prepayment Percentage for such
               Distribution Date: ............................     100.00000000%
                                                                 ---------------

          6.   Group II Senior Prepayment Percentage for such
               Distribution Date: ...........................        0.00000000%
                                                                 ---------------


          7.   Junior Percentage for such Distribution Date: ..      4.02533300%
                                                                 ---------------

          8.   Junior Prepayment Percentage for such
               Distribution Date: ...........................        0.00000000%
                                                                 ---------------